UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 24, 2019

MOODY’S CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-14037	13-3998945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 World Trade Center at 250 Greenwich Street

New York, New York 10007

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 553-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MCO	New York Stock Exchange
1.75% Senior Notes Due 2027	MCO 27	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

TABLE OF CONTENTS

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS	3

ITEM 7.01	REGULATION FD DISCLOSURE	3

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS	3

SIGNATURES

Item 5.02,	“Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers”

(b)    On September 24, 2019, Moody’s Corporation (the “Company”) announced that Mark Almeida will be leaving his position as President of Moody’s Analytics, effective November 1, 2019.

On September 24, 2019, the Company appointed Stephen Tulenko to succeed Mr. Almeida as President of Moody’s Analytics, effective November 1, 2019. Mr. Tulenko, 51, joined Moody’s in 1990 and is currently Executive Director of Enterprise Risk Solutions, a role he has held since 2013. Mr. Tulenko previously led Sales, Customer Service and Marketing for Moody’s Analytics. Prior to the formation of Moody’s Analytics, he held various sales, product development and product strategy roles for Moody’s Investors Service (“MIS”).

(c)    On September 24, 2019, the Company announced the appointment of Robert Fauber as Chief Operating Officer, effective November 1, 2019. Mr. Fauber, 49, has served as President of MIS since 2016. He joined Moody’s in 2005 as the Head of Corporate Development for the Company, responsible for corporate strategy and mergers and acquisitions. In 2013, he was appointed to serve as Global Head of the MIS Commercial Group. Prior to Moody’s, Mr. Fauber worked in investment banking and corporate strategy at Citigroup in New York, London and Hong Kong. He began his career as a credit analyst in the commercial banking group at NationsBank (now Bank of America).

The Company has also named Michael West to succeed Mr. Fauber as President of MIS, effective November 1, 2019. Mr. West, 51, joined Moody’s in 1998 and is currently the head of MIS Ratings and Research. Previously, Mr. West served as Head of Global Corporate Finance and Head of Global Structured Finance. Earlier in his career, he was also responsible for the research strategy for the ratings businesses and before that led Corporate Finance for the EMEA Region, European Corporates and the EMEA leveraged finance business. Prior to Moody’s, Mr. West worked at Bank of America and HSBC in various credit roles.

Item 7.01,	“Regulation FD Disclosure”

The Company’s press release, dated September 24, 2019, relating to the above matters is furnished as Exhibit 99.1 to this Current Report.

The information contained in Item 7.01 to this Current Report, including the exhibit hereto, is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section. The information in Item 7.01 to this Current Report shall not be incorporated by reference into future filings under the Securities Act of 1933, as amended, or the Exchange Act, unless it is specifically incorporated by reference therein.

Item 9.01,	“Financial Statements and Exhibits”

(d) Exhibits

99.1	Press Release dated September 24, 2019.

104.1	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOODY’S CORPORATION

By:	/s/ Elizabeth M. McCarroll
Elizabeth M. McCarroll
Corporate Secretary and Associate General Counsel

Date: September 24, 2019

4